OPPENHEIMER HOLDINGS INC. Fourth Quarter and Full Year 2019 Investor Update

SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019 (the “2018 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the SEC on October 25, 2019 (“2019 10-Q3”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2018 10-K, the 2019 10-Q3 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

BUSINESS OVERVIEW Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 12/31/19) $1.03billion $53.0million Revenue for 2019 Net Income for 2019 Listed NYSE Ticker: OPY Shareholders’ Equity ($M): $592.7 Market Cap ($M): $349.0 Book Value per Share: $46.31 Tangible Book Value per Share: $33.03 Share Price: $27.48 Employees: 2,971 Europe Middle East Asia # of Financial Advisors: 1,032 Beijing Shanghai Hong Kong Retail Branches in the US: 93 . London, UK . Tel Aviv, Israel . Hong Kong, Client Assets under Administration ($B): $91.0 . Geneva, China Switzerland . St. Helier, Isle of Assets Under Management ($B): $32.1 Jersey . Frankfurt, Germany 3

FOURTH QUARTER AND FULL YEAR 2019 HIGHLIGHTS – Highest gross revenue since 2010 – Highest net income and earnings per share since 2007 – Record assets under management of $32.1 billion at December 31, 2019 – Record client assets under administration of $91.0 billion at December 31, 2019 – Incentive fees of $38.3 million for the year ended December 31, 2019, the highest since 2007 – Highest investment banking quarterly and full year revenue since 2010 – Shareholders' equity of $592.7 million, a record high – Book value per share of $46.31 and tangible book value per share of $33.03 at December 31, 2019, both at record highs 4

SUMMARY OPERATING RESULTS: 4Q-19 (UNAUDITED) ($000’s) For the 3-Months Ended Highlights REVENUE 12-31-19 12-31-18 % Change Commissions $ 81,182 $ 83,733 (3.0) . Advisory fees higher due to higher Advisory fees 118,430 81,377 45.5 incentive fees earned on Investment banking 44,364 30,911 43.5 alternative investments Bank deposit sweep income 22,730 31,849 (28.6) . Investment banking fees increased Interest 12,102 13,798 (12.3) due to higher debt and equities underwriting income Principal transactions, net 8,005 5,351 49.6 Other 9,068 (3,765) * . Lower short-term interest rates Total Revenue 295,881 243,254 21.6 negatively impacted bank deposit sweep income . Other revenue increased primarily EXPENSES due to increases in cash surrender Compensation and related expenses 190,292 149,371 27.4 value of Company-owned life Non-Compensation related expenses 70,616 78,306 (10.9) insurance Total Expenses 260,908 227,677 14.6 . Legal and regulatory costs declined Pre-tax Income 34,973 15,577 124.5 significantly Net income $ 25,435 $ 8,261 207.9 . Compensation as a percentage of revenue was 64.3% in 4Q-19 Basic net income per share $ 1.99 $ 0.62 +221.0% compared to 61.4% in 4Q-18 Diluted net income per share $ 1.84 $ 0.59 +211.9% * Percentage not meaningful. 5

SUMMARY OPERATING RESULTS: FY 2019 (UNAUDITED) ($000’s) For the 12-Months Ended Highlights REVENUE 12-31-19 12-31-18 % Change (2.9) Commissions $ 320,114 $ 329,668 . Year-to-date revenues up Advisory fees 353,671 314,349 12.5 approximately 8% Investment banking 126,211 115,353 9.4 . Advisory fees higher due to higher Bank deposit sweep income 117,422 116,052 1.2 incentive fees earned on Interest 50,723 52,484 (3.4) alternative investments Principal transactions, net 30,094 14,461 108.1 . Investment banking fees increased Other 35,144 15,787 122.6 due to higher M&A fees and debt underwriting income Total Revenue 1,033,379 958,154 7.9 . Bank deposit sweep income increased due to higher short-term EXPENSES interest rates over the comparable Compensation and related expenses 657,714 607,192 8.3 period Non-Compensation related expenses 300,753 306,093 (1.8) . Other revenue increased primarily Total Expenses 958,467 913,285 4.9 due to increases in cash surrender Pre-tax Income 74,912 44,869 67.0 value of Company-owned life insurance Net income $ 52,953 $ 28,892 83.3 . Compensation as a percentage of Basic net income per share $ 4.10 $ 2.18 +88.1% revenue was 63.6% FY 2019 compared to 63.4% FY 2018 Diluted net income per share $ 3.82 $ 2.05 +86.3% 6

SELECT FINANCIAL MEASURES Net Income ($M) Return on Equity (%) Earnings per Share ($) Shareholders’ Equity 7

WEALTH MANAGEMENT* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities RETAIL SERVICES ADVISORY SERVICES ALTERNATIVE INVESTMENTS – Full-Service Brokerage – Investment Policy Design & – Hedge Funds and Fund-of-Funds – Private Equity – Financial Planning, Retirement Services, Implementation – Private Market Opportunity (Qualified Corporate & Executive Services, and – Asset Allocation & Portfolio Construction Investors only) recently launched to source Trust Services – Research, Diligence & Manager Selection investments across the private markets – Margin & Securities Lending – Portfolio Monitoring & Reporting continuum Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) Key Business Metrics 1,032 $91.0B $32.1B $1.5B Financial Advisors Assets under Assets under Net New Client Administration Management Assets At 12/31/19 At 12/31/19 At 12/31/19 For 2019 * Wealth Management includes both Private Client and Asset Management business segments. 8

CAPITAL MARKETS A leading capital markets business providing sophisticated investment banking, research and trading solutions INSTITUTIONAL EQUITIES INVESTMENT BANKING FIXED INCOME – Sales and Trading – Mergers & Acquisitions – Taxable Fixed Income – Equity Research – Equity Capital Markets – Non-Taxable Fixed Income • ˜40 senior research analysts covering – Debt Capital Markets – Public Finance 600+ companies – Restructuring & Special Situations – Corporate Access (Conferences & NDRs) Capital Markets Revenue ($M) Capital Markets Revenue Breakdown 2019 $290.8M Investment Banking Focus Industries Healthcare Technology Consumer Transportation & Finance & Real Energy & Retail Logistics Estate 9

SELECT 4Q-19 INVESTMENT BANKING TRANSACTIONS

OPPENHEIMER

$70,250,000

MARINUS PHARMACEUTICALS

Healthcare
Confidentially Marketed Public Offering
& Concurrent Private Placement
Lead Bookrunner
December 2019

$125,000,000

Debt Capital Markets
Republic of Suriname
Sovereign Notes Issuance
Sole Bookrunner & Lead Manager
December 2019

$150,000,000

Debt Capital Markets
Lao People's Democratic Republic
Sovereign Notes Issuance
Sole Bookrunner & Lead Manager
December 2019

$195,615,000

FORTY SEVEN

Healthcare
Confidentially Marketed Public Offering
Lead Manager
December 2019

$72,909,000

INVACARE

Healthcare
Convertible Senior Notes Offering
Sole Placement Agent
November 2019

$143,000,000
$121,500,000

HORNBECK OFFSHORE HOS

Restructuring
2020 Note Discounted Exchange &
Second Lien Term Loan
Exclusive Financial Advisor
November 2019

$80,500,000

purple

Technology
Follow-On
Joint Bookrunner
November 2019

Undisclosed

ALLEGIANCE CRANE & EQUIPMENT

Rental Services
Sale of Company
Exclusive Financial Advisor
November 2019

Undisclosed

Foresters Financial

Financial Institutions
Sale of Foresters Life Insurance &
Annuity Company to Nassau Re
Financial Advisor
November 2019

Undisclosed

Wisconsin CHEESE Group

Consumer
Sale of Wisconsin Cheese Group
Exclusive Financial Advisor
October 2019

$615,000,000

Allianz Global Investors

Financial Institutions
Initial Public Offering
Co-Lead Manager
October 2019

$400,000,000

TSTT

Debt Capital Markets
Senior Notes
Global Bookrunner & Lead Manager
October 2019

10

CAPITAL STRUCTURE Conservative risk profile with strong balance sheet Liquidity & Capital As of December 31, 2019 ($ in thousands) . During the year ended December 31, 2019, the Company redeemed a total of $50 million (25%) of its Senior Secured Notes Total Assets: $2,464,749 . The Company bought back a total of 323,249 shares for $8.4 million (average price of $25.99 per share) during the year ended Shareholders’ Equity: $592,722 December 31, 2019 Long-Term Debt: $150,000 . The Company’s level 3 assets were $nil at December 31, 2019 (compared with $21.8 million at December 31, 2018) Total Capitalization: $742,722 . Regulatory Net Capital and Excess Net Capital at highest levels in over a decade . Historical book and tangible book value per share both at record highs Debt to Equity Ratio: 25.3% Historical Book & Tangible Book Value per Share ($) Gross Leverage Ratio(1): 4.2x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $223,407 Regulatory Excess Net Capital: $206,753 Year (1) Total Assets divided by Total Shareholders’ Equity. 11

HISTORICAL FINANCIAL RATIOS Consolidated Adjusted EBITDA ($M) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 6.3x 12

IN SUMMARY… . Firm’s operating results have significantly improved over the last few years . Business model is low risk and well diversified with low leverage . Building momentum in investment banking business . Increasing shift from transaction-based business to fee-based business . Stable short-term interest rate environment will put pressure on net interest margins . Investing in technology to enhance compliance efforts and to support business initiatives . Conservative balance sheet . Reduced leverage as a result of additional liquidity . Reviewing prospects of independent wealth management channel . ARS portfolio significantly reduced by tender offers and redemptions . Lower legal and regulatory costs 13

For more information contact Investor Relations at info@opco.com